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                     EXHIBIT (23)
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                                          EXHIBIT (23)


                 Arthur Andersen & Co.





CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our reports included or incorporated by reference in this Form 10-K, into CMS Energy Corporation's previously filed Registration Statements No. 33-9732, No. 33-29681, No. 33-47629, No. 33-64044 and No. 33-51877, and
Consumers Power Company's previously filed Registration Statement No. 33-
52159.




                        Arthur Andersen & Co.

Detroit, Michigan,
   March 14, 1994.
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